Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                I, Herbert J. Lanese, President and Chief Executive Officer of DynCorp International LLC (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 the Quarterly Report of the Company on Form 10-Q for the period ended September 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HERBERT J. LANESE Herbert J. Lanese President and Chief Executive Officer Date: November 7, 2007